Other Expense, Net	12 Months Ended
Dec. 28, 2013
Other Nonoperating Income (Expense) [Abstract]
Other Expense, Net
OTHER EXPENSE, NET
The Company’s other expense, net consisted of the following (in millions):

	2013	2012	2011
Interest income	$(5)	$(5)	$(4)
Interest expense	81	73	70
Other	191	27	30
Other expense, net	$267	$95	$96

During 2013, the Company redeemed the full $700 million principal amount of the 2014 Senior Notes and the full $500 million principal amount of the 2019 Senior Notes. In connection with the redemption of these notes, prior to their scheduled maturities, the Company recognized a $161 million debt retirement charge to other expense primarily associated with make-whole redemption payments and the write-off of unamortized debt issuance costs (see Note 4). Additionally, in connection with the initial February 2013 consolidation of CardioMEMS, the Company recognized a $29 million loss associated with a fair value remeasurement adjustment to other expense to adjust the carrying value of its equity investment and fixed price purchase option (see Note 2).
The Company classifies realized gains or losses from the sale of investments to other income or expense. The Company recognized $13 million and $14 million of realized gains during 2013 and 2012, respectively, associated with the sale of available-for-sale securities. No realized gains or losses were recognized during 2011.